SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 8, 2009
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of formation)	(Commission File Number)	(IRS Employer Identification No.)
1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (714) 667-8252
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 1.01 Entry into a Material Definitive Agreement.
     On October 31, 2008, Grubb & Ellis Company (the “Company”), through GERA Danbury LLC, a subsidiary of the Company’s wholly owned subsidiary GERA Property Acquisition, LLC, entered into Agreement for Purchase and Sale of Real Property and Escrow Instructions (the “Danbury Purchase Agreement”) with Matrix Connecticut, LLC (“Matrix”) for the property located at 39 Old Ridgebury Road, Danbury, Connecticut (the “Property”).
     Matrix made an initial deposit of $1,250,000 (“Initial Deposit”) in connection with the execution of the Danbury Purchase Agreement. The Initial Deposit is non-refundable except in the event the Company does not meet its closing conditions. Matrix was required to make an additional, non-refundable deposit of $5,000,000 (“Additional Deposit”) on or prior to January 8, 2009, the last day of the inspection period (the “Inspection Period”) if it wishes to proceed with the transaction.
     On January 8, 2009, the Company, through GERA Danbury LLC, entered into an amendment (the “First Amendment”) to the Danbury Purchase Agreement with Matrix. The First Amendment extends for Matrix from January 8, 2009 to January 12, 2009 the Inspection Period, and correspondingly, the time for Matrix to decide whether it wishes to proceed with the transaction and make the Additional Deposit.
     On January 12, 2009, the Company, through GERA Danbury LLC, entered into a second amendment (the “Second Amendment”) to the Danbury Purchase Agreement with Matrix. The Second Amendment further extends for Matrix the Inspection Period from January 12, 2009 to January 14, 2009, and correspondingly, the time for Matrix to decide whether it wishes to proceed with the transaction and make the Additional Deposit. The Company may terminate the Danbury Purchase Agreement if Matrix fails to timely make the Additional Deposit.
     The foregoing is only intended to be a summary of the terms of the First Amendment and the Second Amendment, and is not intended to be a complete discussion of such documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the First Amendment and the Second Amendment, each of which is annexed as an Exhibit to this Current Report on Form 8-K. Similarly, the foregoing is not intended to be a complete discussion of the Danbury Purchase Agreement, and it is qualified in its entirety by reference to the full text of the Danbury Purchase Agreement, which is annexed as an Exhibit to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 5, 2008.
Item 9.01 Financial Statements and Exhibits.
(d)	The following are filed as Exhibits to this Current Report on Form 8-K:
99.1	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated as of January 8, 2009, by and between GERA Danbury LLC and Matrix Connecticut, LLC.

99.2	Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated as of January 12, 2009, by and between GERA Danbury LLC and Matrix Connecticut, LLC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer and Executive Vice President

Dated: January 14, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated as of January 8, 2009, by and between GERA Danbury LLC and Matrix Connecticut, LLC.

99.2	Second Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions, dated as of January 12, 2009, by and between GERA Danbury LLC and Matrix Connecticut, LLC.